1 Stoneridge, Inc . Third Quarter 2014 Earnings Release Presentation November 6, 2014 Exhibit 99.2

Statements in this presentation that are not historical facts (including, but not limited to, 2014 net sales guidance) are forward - looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward - looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium - and heavy - duty truck, automotive or agricultural and off - highway vehicle production; our ability to achieve cost reductions that offset or exceed customer - mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge’s facilities or at any of Stoneridge’s significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset - based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward - looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events . Forward Looking Statements

Forward Looking Statements (cont’d) Also, see Rounding Differences Disclosure below These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward - looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward - looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward - looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time - sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward - looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Stoneridge does not undertake any obligation to publicly update or revise any forward - looking statement as a result of new information, future events or otherwise, except as otherwise required by law . Rounding Differences : There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in our public filings.

Sales by Segment – 3Q14 vs 3Q13 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 62.8 0.5 0.0 63.3 57.9 0.5 0.0 58.4 Med / HD Truck 8.6 52.9 0.0 61.5 8.4 43.3 0.0 51.7 Ag 4.4 0.0 0.0 4.4 6.8 1.1 0.0 7.9 PST / Other 2.6 1.5 37.0 41.1 0.0 0.0 43.6 43.6 TOTAL 78.4 54.9 37.0 170.3 73.1 44.9 43.6 161.6 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 4.9 0.0 0.0 4.9 8.5% 0.0% 0.0% 8.4% Med / HD Truck 0.2 9.6 0.0 9.8 2.4% 22.2% 0.0% 19.0% Ag (2.4) (1.1) 0.0 (3.5) (35.3)% (100.0)% 0.0% (44.3)% PST / Other 2.6 1.5 (6.6) (2.5) 0.0% 0.0% (15.1)% (5.7)% TOTAL 5.3 10.0 (6.6) 8.7 7.3% 22.3% (15.1)% 5.4% 3Q14 3Q13 Variance $ Variance % 3Q14 vs 3Q13 3Q14 vs 3Q13

# Sales, Gross Profit, & Op Income – 3Q14 vs 3Q13

Stoneridge

| USD [millions] except per share data | SRI excl PST | PST | PST PPA | SRI | SRI | SRI | SRI |
|---|---|---|---|---|---|---|---|
| | 3Q14 | | | | 3Q13 | 3Q14 v 3Q13 | |
| | Actual | | | | Actual | Δ # | Δ % |
| **Net Sales** | 133.3 | 37.0 | - | 170.3 | 161.6 | 8.7 | 5.4% |
| Cost of Goods Sold | 97.5 | 23.0 | 0.3 | 120.8 | 111.8 | 9.0 | 8.1% |
| **Gross Profit** | 35.8 | 14.0 | (0.3) | 49.5 | 49.7 | (0.2) | (0.4%) |
| *Gross Profit %* | 26.9% | 37.8% | | 29.1% | 30.8% | | |
| Goodwill Impairment | - | - | (5.8) | (5.8) | - | (5.8) | NM |
| Other SG&A | 26.6 | 14.0 | 1.0 | 41.6 | 37.1 | 4.5 | 12.1% |
| **Total Selling, General and Administrative** | 26.6 | 14.0 | (4.8) | 35.8 | 37.1 | (1.3) | (3.5%) |
| SGA % | 20.0% | 37.8% | | 21.0% | 23.0% | | |
| **Operating Income** | 9.3 | - | 4.5 | 13.8 | 12.6 | 1.2 | 9.5% |
| *Operating Profit %* | 7.0% | 0.0% | | 8.1% | 7.8% | | |
| Equity Earnings | (0.2) | - | - | (0.2) | (0.1) | (0.1) | 100.0% |
| Interest Expense (Income), Net | 4.4 | 0.7 | - | 5.1 | 4.5 | 0.6 | 13.3% |
| Foreign Exchange Translation - Debt | 0.3 | (0.4) | - | (0.1) | - | (0.1) | NM |
| Other (Income) / Expense | 0.2 | 0.8 | - | 1.0 | - | 1.0 | NM |
| **Income Before Taxes** | 4.7 | (1.2) | 4.5 | 8.0 | 8.3 | (0.3) | (3.6%) |
| *Income Before Taxes %* | 3.5% | -3.2% | | 4.7% | 5.1% | | |
| Provision for Income Taxes | 0.1 | (0.9) | (0.4) | (1.2) | 0.8 | (2.0) | (250.0%) |
| **Income from Continuing Operations** | 4.6 | -0.4 | 4.9 | 9.1 | 7.5 | 1.6 | 21.3% |
| *Income from Continuing Operations* | 3.5% | -1.1% | | 5.3% | 4.6% | | |
| Discontinued Operations | (1.6) | - | - | (1.6) | (1.9) | 0.3 | (15.8%) |
| Gain/Loss on Disposal | (6.5) | - | - | (6.5) | - | (6.5) | |
| Income (loss) from Discontinued Operations | (8.1) | - | - | (8.1) | (1.9) | (6.2) | 326.3% |
| **Net Income (excl NC Int Exp)** | (3.5) | (0.4) | 4.9 | 1.0 | 5.5 | (4.5) | (81.8%) |
| Noncontrolling Interest Exp | - | - | 1.2 | 1.2 | 0.5 | 0.7 | 140.0% |
| **Net Income Attributable to Stoneridge** | (3.5) | (0.4) | 3.8 | (0.1) | 5.0 | (5.1) | (102.0%) |
| *Net Margin %* | -2.6% | -1.1% | | -0.1% | 3.1% | | |

EPS from Continuing Operations is $0.16 / share *excluding* the impact of the Goodwill income which is $0.16 / share and Bond Redemption expenses of $0.03 / share.

5

Schedule of Unusual Items Values in millions, except EPS 2Q14 3Q14 4Q14 E YTD E 2Q14 3Q14 4Q14 E YTD E $ $ $ $ EPS EPS EPS EPS Reported EPS (Continuing Operations) (0.79)$ 0.29$ Goodwill PST 29.3 (5.8) - 23.5 1.09$ (0.21)$ -$ 0.87$ Noncontrolling Int PST (6.3) 1.2 - (5.1) (0.23)$ 0.05$ -$ (0.19)$ Goodwill, Net 23.0 (4.6) - 18.4 0.85$ (0.16)$ -$ 0.68$ Bond Redemption Premium - 0.5 7.5 8.0 -$ 0.02$ 0.28$ 0.30$ Debt Discount / Deferred Financing - 0.4 2.6 2.9 -$ 0.01$ 0.09$ 0.11$ Swap - - (0.3) (0.3) -$ -$ (0.01)$ (0.01)$ TOTAL Unusual Items 23.0 (3.6) 9.7 29.1 0.85$ (0.13)$ 0.36$ 1.08$ Adjusted EPS (Continuing Operations) 0.06$ 0.16$ Diluted Shares (millions) 26.9 27.6 27.0 27.0 Other Non-Recurring Items in Earnings from Continuing Operations: PST Business Realignment 0.4 0.9 0.01$ 0.02$

3Q14 Sales Control Devices $78.4 Electronics $54.9 PST $37.0 PST (Brazil ): Est 2012: $185 - $197 million Revenue by Business Unit Consolidated Sales : $170.3 million 2012 Guidance Core Sales (excl PST) $755 – $765 million 46.0% 21.7% 32.3% Automotive Aftermarket Commercial Vehicle

3Q14 Sales North America 50.9% Europe / Other 27.4% South America 21.7% Revenue by Geographic Location

PST CD & Elec Volume (0.06) 0.20 Mix / Direct Material (0.02) (0.04) SGA / DD (Increase) / Decrease (0.02) (0.15) CD / Elec Overhead 0.00 (0.01) FX (0.01) (0.02) PST Goodwill 0.16 0.00 Tax 0.00 0.06 REFI / Interest (0.01) (0.03) PST Realignment (0.02) 0.00 TOTAL 0.02 0.01 0.29 0.03 (0.02) (0.04) 0.06 0.16 (0.03) (0.01) (0.17) (0.06) 0.14 0.26 3Q14 Actual EPS [Cont. Ops] TOTAL PST Realignment REFI / Interest Tax PST Goodwill FX CD / ELEC Overhead SGA / DD (Increase) / Decrease Mix / Direct Material Volume 3Q13 Actual EPS [Cont. Ops] Consolidated Continuing EPS Attributable to Stoneridge 3Q13 vs 3Q14 EPS Bridge

Sales by Segment – 3Q14 vs 2Q14 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 62.8 0.5 0.0 63.3 59.3 0.9 0.0 60.2 Med / HD Truck 8.6 52.9 0.0 61.5 11.3 49.8 0.0 61.1 Ag 4.4 0.0 0.0 4.4 2.8 0.0 0.0 2.8 PST / Other 2.6 1.5 37.0 41.1 3.0 2.1 32.9 38.0 TOTAL 78.4 54.9 37.0 170.3 76.4 52.8 32.9 162.1 CD ELEC PST SRI CD ELEC PST SRI Pass Car / Light Truck 3.5 (0.4) 0.0 3.1 5.9% (44.4)% 0.0% 5.1% Med / HD Truck (2.7) 3.1 0.0 0.4 (23.9)% 6.2% 0.0% 0.7% Ag 1.6 0.0 0.0 1.6 57.1% 0.0% 0.0% 57.1% PST / Other (0.4) (0.6) 4.1 3.1 (13.3)% (28.6)% 12.5% 8.2% TOTAL 2.0 2.1 4.1 8.2 2.6% 4.0% 12.5% 5.1% 3Q14 2Q14 Variance $ Variance % 3Q14 vs 2Q14 3Q14 vs 2Q14

PST CD & Elec Volume 0.04 (0.01) Bond Redemption 0.00 (0.03) Restructuring / SGA (0.01) 0.05 CD / Elec Overhead 0.00 0.01 FX (0.03) 0.00 PST Goodwill 0.99 0.00 Tax / Other 0.00 0.07 TOTAL 0.99 0.09 0.29 1.08 0.07 0.99 (0.03) 0.01 0.04 (0.03) 0.03 (0.79) 3Q14 Actual EPS [Cont. Ops] TOTAL Tax / Other PST Goodwill FX CD / ELEC Overhead Restructuring / SGA Bond Redemption Volume 2Q14 Actual EPS [Cont. Ops] Consolidated Continuing EPS Attributable to Stoneridge 2Q14 vs 3Q14 EPS Bridge

PST Purchase Price Accounting Expense [Non Cash] (millions) 1Q 2Q 3Q 4Q Full Year 2013 1Q14 2Q14 3Q14 COGS / Depreciation – Fixed Asset Write Up $0.3 $0.3 $0.3 $0.3 $1.2 $0.3 $0.3 $0.3 SGA / Amortized Intangibles $1.6 $1.5 $1.0 $1.0 $5.1 $1.2 $1.2 $1.0 TOTAL $1.9 $1.8 $1.3 $1.3 $6.3 $1.5 $1.5 $1.3 1Q 2Q 3Q 4Q 2013 1Q14 2Q14 3Q14 Impact on Op Margin (0.81)% (0.74)% (0.56)% (0.55)% (0.66)% (0.63)% (0.93)% (0.76)% Impact on Diluted EPS $(0.04) $(0.04) $(0.02) $(0.03) $(0.13) $(0.03) $(0.03) $(0.02)

Cash Flow ** Reflects Redemption of $17.5 million in 9.5% Senior Notes ** Free Cash Flow = Cash Flow from Operations – Capital Expenditures USD [millions] 2012 2013 1Q14 2Q14 3Q14 Actual Actual Actual Actual Actual Beginning Cash 78.7 44.6 62.8 48.4 45.8 Consolidated Net Income 3.7 16.5 0.5 (29.1) 1.0 Depreciation / Amortization 35.3 35.2 8.2 8.1 7.3 Working Capital 33.2 (10.0) (23.8) 1.8 (6.9) Other 3.3 2.0 (1.1) 28.3 4.8 Cash Flow from Operations 75.5 43.7 (16.2) 9.1 6.2 Capital Expenditures (26.4) (25.3) (4.6) (8.0) (7.2) Free Cash Flow 49.1 18.4 (20.8) 1.1 (1.0) Ending Cash 44.6 62.8 48.4 45.8 41.0 Long Term Debt - Proceeds / (Repayment) (64.2) - 7.1 (1.5) (18.6)

Debt / Net Debt (millions USD) 2011 2012 2013 1Q14 2Q14 3Q14 Total Debt $267.1 $201.4 $197.2 $205.6 $205.1 $183.2 Net Debt $188.4 $156.8 $134.4 $157.2 $159.3 $89.6 Total Debt / LTM Adj.EBITDA 3.5 x 1 2.9 x 2.7 x 2.9 x 3.3 x 3.1 x ABL Balance $38.0 $0.0 $0.0 $0.0 $0.0 $0.0 Brazil Debt $54.1 $24.4 $22.5 $30.7 $30.0 $27.4 LTM Adj. EBITDA = Operating Income + Depreciation + Amortization + Non - Depreciation / Amort Purchase Accounting 1 Proforma for PST Debt and EBITDA

Summary Cost Initiatives being Implemented Cost 2014 Benefits * 2015 Benefits * R$ USD$ R$ USD$ R$ USD$ 2014 Actions April – Reduction of 164 Hourly Employees and other SG&A reduction 0.9 0.4 10.8 4.6 12.3 5.0 July – Reduction 140 Salary / Staff Position 2.1 0.9 3.3 1.4 2.9 1.2 Gross Costs / Benefits 3.0 1.3 14.1 6.0 15.2 6.2 Totals 6.0 2.6 11.1 4.7 2015 Actions Change purchases of components to design house from Aftermarket Distributors 6.3 Logistics (Air Freight from Manaus ) / Warehouse Staging 0.6 0.3 0.9 0.3 * Annualized Benefit vs Current Cost Structure PST Performance and Outlook Market Changes & Cost Initiative Responses

2014 Guidance * Includes PST $3.3 million of Non - Cash expense related to the purchase of PST Sales: $680 - $720 million Gross Margin: 29.0% - 31.0% Op Margin: 5.5% - 7.0% * Adjusted EPS from continuing operations: $0.55 - $0.75 • Excludes results from discontinued Wiring Operations, one time costs associated with refinancing the 9.5% Senior Notes and the PST Goodwill write - down in June 2014 • Assumes lower debt balances and interest rates from a refinancing transaction which is an estimated benefit of $.10 per share Previous Guidance – August 11, 2014 Assumes USD to BRL rate of 2.35 Sales: $640 - $670 million Gross Margin: 28.5% - 30.0% Op Margin: 4.0% - 5.0% * Adjusted EPS from continuing operations: $0.40 - $0.55 • Excludes results from discontinued Wiring Operations, one time costs associated with refinancing the 9.5% Senior Notes and the Goodwill [$29.3 million write - down in June 2014 and income of $5.8 million in September 2014 to finalize the valuation]. • Assumes lower debt balances and interest rates from a refinancing transaction which is an estimated benefit of $.12 per share Revised Guidance – November 6, 2014 Assumes USD to BRL rate of 2.32